SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                        FORM 8-K/A

                                      CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): January 1, 1997


                                Regency Health Services, Inc.
                   (Exact name of Registrant as specified in its charter)


 (State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                               Identification No.)

          Delaware                                               33-0210226


                               Regency Health Services, Inc.
                                     2742 Dow Avenue
                                 Tustin, California  92780
                                       714-544-4443

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Regency Health Services, Inc.

January 15, 1997              By:_/s/ RICHARD K. MATROS_____________________
                       Richard K. Matros, President and Chief Executive Officer



January 15, 1997              By:_/s/ BRUCE D. BROUSSARD___________________
                       Bruce D. Broussard, Executive Vice President and Chief Financial Officer




To correct erroneous dates.